                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of l934

Date of Report (Date of earliest event reported)     January 15, 1999
                                                --------------------------------

--------------------------------------------------------------------------------

         FCC National Bank on Behalf of First Chicago Master Trust II
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charters)


  United States of America               0-16337                 51-0269396
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                File Numbers)          Identification No.)


One Gateway Center, 300 King Street, Wilmington, Delaware            19801
--------------------------------------------------------------------------------
         (Address of principal executive office)                  (Zip Code)


Registrant's telephone number, including area code:   302-656-5020

                                    1 of 86
                            Exhibit Index on Page 5

Item 5.   Other Events.
------

In November 1998, FCC National Bank ("the Seller") modified its charge-off policies with respect to accounts of cardholders who notify the Seller that such cardholder has filed for bankruptcy to align such policies with those of other affiliates of BANK ONE Corporation, the parent corporation of the Seller. Previously, the Seller charged off the receivables in such an account within a few days of notification of such a bankruptcy filing. Under its new policy, the Seller will charge off the receivables in an account of such a cardholder on the first day of the month following the third billing date of such account after the notification of such bankruptcy filing, unless the receivables would charge off earlier due to the Seller's usual delinquency charge-off policies. It is expected that this change will decrease charged-off receivables reported for the Bank's Portfolio for the first four Due Periods after the implementation of this change since the recognition of losses for Accounts held by cardholders filing for bankruptcy will be delayed by approximately four months. The Seller anticipates that such a decrease in charged-off receivables will be reflected in the reported information for the December 1998 through March 1999 Distribution Dates. The decline in the gross charge-off rate for the December 1998 Due Period compared to the November 1998 Due Period is primarily due to the change in bankruptcy policy.

The Registrant's hereby incorporates by reference the information contained in
Exhibit 28 hereto in response to this Item 5.

Item 7.   Financial Statements and Exhibits.
-------

(c) Exhibits
       28A.  Monthly Servicer's Certificate -
             Floating Rate Credit Card Certificates
             Series 1993-H, Floating Rate Asset Backed
             Certificates Series 1994-J, Floating Rate
             Credit Card Certificates Series 1994-K, 7.15%
             Credit Card Certificates Series 1994-L, Floating Rate
             Credit Card Certificates Series 1995-M, Floating Rate
             Credit Card Certificates Series 1995-N, Floating Rate
             Credit Card Certificates Series 1995-O, Floating Rate
             Credit Card Certificates Series 1995-P, Floating
             Rate Asset Backed Certificates Series 1996-Q, Floating
             Rate Asset Backed Certificates Series 1996-R,
             Floating Rate Asset Backed Certificates Series 1996-S, Floating Rate Asset Backed Certificates Series 1997-T, Floating Rate Asset Backed Certificates Series 1997-U and Floating Rate Asset Backed Certificates Series 1998-V.

       28B.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1993-H.

       28C.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1994-J.

                                    2 of 86

       28D.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1994-K.

       28E.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II 7.15% Credit Card
             Certificates Series 1994-L.

       28F.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-M.

       28G.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-N.

       28H.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-O.

       28I.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-P.

       28J.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-Q.

       28K. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-R.

       28L. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-S.

       28M. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-T

       28N. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-U

       28O. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1998-V.



                                    3 of 86

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               FCC NATIONAL BANK
                               ----------------------------------


Date: January 15, 1999     By  /s/  Sharon A. Renchof
                               --------------------------------
                               Title: Assistant Secretary


                                    4 of 86

                               INDEX TO EXHIBITS


Exhibit                 Description of
Number                      Exhibit
-------                 --------------
  28A.          Monthly Servicer's Certificate -
                  Floating Rate Credit Card Certificates
                  Series 1993-H, Floating Rate Asset Backed
                  Certificates Series 1994-J, Floating Rate
                  Credit Card Certificates Series 1994-K, 7.15%
                  Credit Card Certificates Series 1994-L,
                  Floating Rate Credit Card Certificates Series
                  1995-M, Floating Rate Credit Card
                  Certificates Series 1995-N, Floating Rate
                  Credit Card Certificates Series 1995-O,
                  Floating Rate Credit Card Certificates
                  Series 1995-P, Floating Rate Asset
                  Backed Certificates Series 1996-Q, Floating
                  Rate Asset Backed Certificates Series
                  1996-R, Floating Rate Asset Backed
                  Certificates Series 1996-S,
                  Floating Rate Asset Backed Certificates Series 1997-T, Floating Rate Asset Backed Certificates Series 1997-U and Floating Rate Asset Backed Certificates Series 1998-V

                                    5 of 86

  28B.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1993-H.

  28C.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1994-J.

  28D.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1994-K.

  28E.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II 7.15% Credit Card
           Certificates Series 1994-L.

  28F.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-M.

  28G.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-N.

  28H.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-O.

  28I.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-P.

  28J.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-Q.

  28K.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-R.

  28L.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-S.

  28M.   Certificateholder's Payment Date
           Statement-First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1997-T

  28N.   Certificateholder's Payment Date
           Statement-First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1997-U

  28O.   Certificateholder's Payment Date
           Statement-First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1998-V.

                                    6 of 86

                                                                    EXHIBIT 28-A

                        MONTHLY SERVICER'S CERTIFICATE

                               FCC National Bank

            -------------------------------------------------------

                         First Chicago Master Trust II
                                January 7, 1999

            -------------------------------------------------------


The undersigned, duly authorized representatives of FCC National Bank ("FCCNB"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented, (the "Pooling and Servicing Agreement") by and between FCCNB, as Seller and Servicer and Norwest Bank Minnesota, National Association, as Trustee, does hereby certify as follows:


     1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

     2. FCCNB is as of the date hereof the Seller and the Servicer under the Pooling and Servicing Agreement.

     3.  The undersigned are Servicing Officers.

     4. The aggregate amount of Collections processed for the Due Period for this Distribution Date was equal to . .$4,223,778,629.57

     5.  (a) The aggregate amount of such Collections
         allocated to Principal Receivables for the Due Period
         for this Distribution Date was equal to  . . . . . . .$3,983,762,232.42

         (b) The aggregate amount of such Collections allocated
         to Finance Charge Receivables for the Due Period for
         this Distribution Date was equal to  . . . . . . . . . .$240,016,397.15

     6.  (a) The aggregate Interchange Amount (which will be
         included as Finance Charge Receivables for all Series)
         for this Distribution Date was equal to  . . . . . . . . $50,615,544.31

         (b) The aggregate Net Recoveries Amount (which will be
         included as Finance Charge Receivables for all Series)
         for this Distribution Date was equal to  . . . . . . . . .$7,594,382.28


     7. The Invested Pecentage of Collections allocated to Principal Receivables for the Due Period was equal to for:

               Series 1993 - H  . . . . . . . . . . . . . . .        4.575%
               Series 1994 - J  . . . . . . . . . . . . . . .        3.268%
               Series 1994 - K  . . . . . . . . . . . . . . .        3.268%
               Series 1994 - L  . . . . . . . . . . . . . . .        3.268%
               Series 1995 - M  . . . . . . . . . . . . . . .        3.734%
               Series 1995 - N  . . . . . . . . . . . . . . .        3.734%
               Series 1995 - O  . . . . . . . . . . . . . . .        3.734%
               Series 1995 - P  . . . . . . . . . . . . . . .        3.734%
               Series 1996 - Q  . . . . . . . . . . . . . . .        6.722%
               Series 1996 - R  . . . . . . . . . . . . . . .        2.987%
               Series 1996 - S  . . . . . . . . . . . . . . .        5.228%
               Series 1997 - T  . . . . . . . . . . . . . . .        4.481%
               Series 1997 - U  . . . . . . . . . . . . . . .        2.987%
               Series 1998 - V  . . . . . . . . . . . . . . .        7.469%

                                    7 of 86

     8. The Invested Percentage of Collections allocated to Finance Charge Receivables for the Due Period was equal to for:

               Series 1993 - H  . . . . . . . . . . . . . . .        0.762%
               Series 1994 - J  . . . . . . . . . . . . . . .        2.995%
               Series 1994 - K  . . . . . . . . . . . . . . .        3.268%
               Series 1994 - L  . . . . . . . . . . . . . . .        3.268%
               Series 1995 - M  . . . . . . . . . . . . . . .        3.734%
               Series 1995 - N  . . . . . . . . . . . . . . .        3.105%
               Series 1995 - O  . . . . . . . . . . . . . . .        3.734%
               Series 1995 - P  . . . . . . . . . . . . . . .        3.734%
               Series 1996 - Q  . . . . . . . . . . . . . . .        6.722%
               Series 1996 - R  . . . . . . . . . . . . . . .        2.987%
               Series 1996 - S  . . . . . . . . . . . . . . .        5.228%
               Series 1997 - T  . . . . . . . . . . . . . . .        4.481%
               Series 1997 - U  . . . . . . . . . . . . . . .        2.987%
               Series 1998 - V  . . . . . . . . . . . . . . .        7.469%

     9. The Invested Percentage with respect to the Investor Default Amount for the Due Period was equal to for:

               Series 1993 - H  . . . . . . . . . . . . . . .        0.762%
               Series 1994 - J  . . . . . . . . . . . . . . .        2.995%
               Series 1994 - K  . . . . . . . . . . . . . . .        3.268%
               Series 1994 - L  . . . . . . . . . . . . . . .        3.268%
               Series 1995 - M  . . . . . . . . . . . . . . .        3.734%
               Series 1995 - N  . . . . . . . . . . . . . . .        3.105%
               Series 1995 - O  . . . . . . . . . . . . . . .        3.734%
               Series 1995 - P  . . . . . . . . . . . . . . .        3.734%
               Series 1996 - Q  . . . . . . . . . . . . . . .        6.722%
               Series 1996 - R  . . . . . . . . . . . . . . .        2.987%
               Series 1996 - S  . . . . . . . . . . . . . . .        5.228%
               Series 1997 - T  . . . . . . . . . . . . . . .        4.481%
               Series 1997 - U  . . . . . . . . . . . . . . .        2.987%
               Series 1998 - V  . . . . . . . . . . . . . . .        7.469%

     10. The aggregate amount of drawings or payments, if any, under the Enhancement, if any, required to be made on the next succeeding Distribution Date is equal to for:

               Series 1993 - H  . . . . . . . . . . . . . . .         $0.00
               Series 1994 - J  . . . . . . . . . . . . . . .         $0.00
               Series 1994 - K  . . . . . . . . . . . . . . .         $0.00
               Series 1994 - L  . . . . . . . . . . . . . . .         $0.00
               Series 1995 - M  . . . . . . . . . . . . . . .         $0.00
               Series 1995 - N  . . . . . . . . . . . . . . .         $0.00
               Series 1995 - O  . . . . . . . . . . . . . . .         $0.00
               Series 1995 - P  . . . . . . . . . . . . . . .         $0.00
               Series 1996 - Q  . . . . . . . . . . . . . . .         $0.00
               Series 1996 - R  . . . . . . . . . . . . . . .         $0.00
               Series 1996 - S  . . . . . . . . . . . . . . .         $0.00
               Series 1997 - T  . . . . . . . . . . . . . . .         $0.00
               Series 1997 - U  . . . . . . . . . . . . . . .         $0.00
               Series 1998 - V  . . . . . . . . . . . . . . .         $0.00

                                    8 of 86

     11. The amount of interest due on the Cash Collateral Account loan, if applicable, required to be paid on the next
         Distribution Date is equal to for:

               Series 1993 - H  . . . . . . . . . . . . . . .         $0.00
               Series 1994 - J  . . . . . . . . . . . . . . .    $23,257.89
               Series 1994 - K  . . . . . . . . . . . . . . .    $25,474.73
               Series 1994 - L  . . . . . . . . . . . . . . .    $17,468.27
               Series 1995 - M  . . . . . . . . . . . . . . .         $0.00
               Series 1995 - N  . . . . . . . . . . . . . . .         $0.00
               Series 1995 - O  . . . . . . . . . . . . . . .         $0.00
               Series 1995 - P  . . . . . . . . . . . . . . .         $0.00
               Series 1996 - Q  . . . . . . . . . . . . . . .         $0.00
               Series 1996 - R  . . . . . . . . . . . . . . .         $0.00
               Series 1996 - S  . . . . . . . . . . . . . . .         $0.00
               Series 1997 - T  . . . . . . . . . . . . . . .         $0.00
               Series 1997 - U  . . . . . . . . . . . . . . .         $0.00
               Series 1998 - V  . . . . . . . . . . . . . . .         $0.00

     12. The amount of Monthly Servicing Fee required to be paid on the next succeeding Distribution Date is equal to for:

               Series 1993 - H  . . . . . . . . . . . . . . .   $194,444.45
               Series 1994 - J  . . . . . . . . . . . . . . .   $763,888.89
               Series 1994 - K  . . . . . . . . . . . . . . .   $833,333.33
               Series 1994 - L  . . . . . . . . . . . . . . .   $833,333.33
               Series 1995 - M  . . . . . . . . . . . . . . .   $952,380.95
               Series 1995 - N  . . . . . . . . . . . . . . .   $791,815.77
               Series 1995 - O  . . . . . . . . . . . . . . .   $952,380.95
               Series 1995 - P  . . . . . . . . . . . . . . .   $952,380.95
               Series 1996 - Q  . . . . . . . . . . . . . . . $1,714,285.71
               Series 1996 - R  . . . . . . . . . . . . . . .   $761,904.77
               Series 1996 - S  . . . . . . . . . . . . . . . $1,333,333.34
               Series 1997 - T  . . . . . . . . . . . . . . . $1,142,857.14
               Series 1997 - U  . . . . . . . . . . . . . . .   $761,904.77
               Series 1998 - V  . . . . . . . . . . . . . . . $1,904,761.90

     13. The aggregate amount payable to Investor
         Certificateholders on the succeeding Distribution
         Date in respect of interest is equal to for:

               Series 1993 - H  . . . . . . . . . . . . . . .   $572,638.89
               Series 1994 - J  . . . . . . . . . . . . . . . $2,257,546.30
               Series 1994 - K  . . . . . . . . . . . . . . . $2,448,784.72
               Series 1994 - L  . . . . . . . . . . . . . . . $2,979,166.67
               Series 1995 - M  . . . . . . . . . . . . . . . $2,852,969.36
               Series 1995 - N  . . . . . . . . . . . . . . . $2,340,860.51
               Series 1995 - O  . . . . . . . . . . . . . . . $2,855,122.14
               Series 1995 - P  . . . . . . . . . . . . . . . $2,827,443.56
               Series 1996 - Q  . . . . . . . . . . . . . . . $5,045,112.72
               Series 1996 - R  . . . . . . . . . . . . . . . $2,222,364.58
               Series 1996 - S  . . . . . . . . . . . . . . . $3,935,562.29
               Series 1997 - T  . . . . . . . . . . . . . . . $3,336,098.95
               Series 1997 - U  . . . . . . . . . . . . . . . $2,242,272.32
               Series 1998 - V  . . . . . . . . . . . . . . . $5,796,355.39

                                    9 of 86

     14. The aggregate amount payable to Investor
         Certificateholders on the succeeding Distribution
         Date in respect of principal is equal to for:

               Series 1993 - H  . . . . . . . . . . . . .   $58,333,333.33
               Series 1994 - J  . . . . . . . . . . . . .   $41,666,666.67
               Series 1994 - K  . . . . . . . . . . . . .            $0.00
               Series 1994 - L  . . . . . . . . . . . . .            $0.00
               Series 1995 - M  . . . . . . . . . . . . .            $0.00
               Series 1995 - N  . . . . . . . . . . . . .   $48,169,556.67
               Series 1995 - O  . . . . . . . . . . . . .            $0.00
               Series 1995 - P  . . . . . . . . . . . . .            $0.00
               Series 1996 - Q  . . . . . . . . . . . . .            $0.00
               Series 1996 - R  . . . . . . . . . . . . .            $0.00
               Series 1996 - S  . . . . . . . . . . . . .            $0.00
               Series 1997 - T  . . . . . . . . . . . . .            $0.00
               Series 1997 - U  . . . . . . . . . . . . .            $0.00
               Series 1998 - V  . . . . . . . . . . . . .            $0.00

     15. The excess, if any, of the First Chicago Amount
         over the Aggregate Principal Receivables required
         to be maintained pursuant to the Agreement . . .      $6,244,715,070.79

     16. The First Chicago Amount for the Due Period
         divided by Aggregate Principal Receivables for
         the Due Period . . . . . . . . . . . . . . . . .                45.524%

     17. The Minimum First Chicago Interest Percentage. .                 7.000%

     18. Attached hereto is a true and correct copy of the statement required to be delivered by the Servicer on the date of this Certificate to the Trustee in respect of each Series outstanding pursuant to Section 5.02(a) of the Agreement, if applicable.


     19. As of the date hereof, to the best knowledge of the
         undersigned, no default in the performance of the
         obligation of the Servicer under the Pooling and
         Servicing Agreement has occurred or is continuing
         except as follows:                                                 NONE

     20. As of the date hereof no Liquidation Event has been deemed to have occurred for the Due Period for this Distribution Date with respect to any Series.

     21. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than the Lien granted by the Pooling and Servicing Agreement.

     22. During the preceding calendar month, the number of
         newly - originated Accounts was. . . . . . . . .                192,027


         IN WITNESS WHEREOF, the undersigned have duly executed and delivered this certificate the date first set forth above.


                                           FCC National Bank
                                              as Servicer

                                                    /s/ James A. Harwood
                                           By: ________________________________
                                                      Servicing Officer

                                                   /s/ Michael J. Kissack
                                           By: ________________________________
                                                      Servicing Officer

                                    10 of 86

                                                                    EXHIBIT 28-B

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


       -----------------------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1993 - H
                                January 7, 1999

       -----------------------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1993 - H Supplement dated as of August 01, 1993 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the January 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount.)
    ----------------------------------------------------------

    1.  The total amount of the distribution to
        Series 1993 - H Certificateholders on the
        Payment Date per $1,000 interest  . . . . . . . . . .           $84.151

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Series 1993 - H Certificates,
        per $1,000 interest . . . . . . . . . . . . . . . . .           $83.333

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Series 1993 - H Certificates, per $1,000
        interest  . . . . . . . . . . . . . . . . . . . . . .            $0.818

                                    11 of 86

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Collections of Receivables.
        ---------------------------

        a.  The aggregate amount of Collections of
            Receivables processed for the Due Period
            with respect to the current Distribution
            Date which were allocated in respect of
            the Investor Certificates of all Series . . . . .    $614,960,508.99

        b.  The aggregate amount of Collections of
            Receivables processed for the Due Period
            with respect to the current Distribution
            Date which were allocated in respect of
            the Series 1993 - H Certificates. . . . . . . . .    $184,393,754.44

        c.  The amount of Collections of Receivables
            processed for the Due Period with respect
            to the current Distribution Date which were
            allocated in respect of the Series 1993 - H
            Certificates, per $1,000 interest . . . . . . . .           263.420%

        d.  Excess Principal Collections allocated
            in respect of the Series 1993 - H Certificates,
            if any  . . . . . . . . . . . . . . . . . . . . .              $0.00

    2.  Receivables in Trust.
        ---------------------

        a.  Aggregate Principal Receivables for the
            Due Period with respect to the current
            Distribution Date (which reflects the
            Principal Receivables represented by the
            Exchangeable Seller's Certificate and by
            the Investor Certificates of all Series)  . . . . $15,301,857,932.79

        b.  The amount of Principal Receivables in
            the Trust represented by the Series 1993 - H
            Certificates (the "Invested Amount") for
            the Due Period with respect to the current
            Distribution Date . . . . . . . . . . . . . . . .    $116,666,666.70

        c.  The Invested Percentage with respect to
            Finance Charge Receivables (including
            Interchange) and Defaulted Receivables for
            the Series 1993 - H  Certificates for the Due
            Period with respect to the current
            Distribution Date . . . . . . . . . . . . . . . .             0.762%

        d.  The Invested Percentage with respect to
            Principal Receivables for the Series 1993 - H
            Certificates for the Due Period with respect
            to the current Distribution Date  . . . . . . . .             4.575%

        e.  The Pre-Allocated Invested Amount for
            the Due period with respect to the
            current Distribution Date . . . . . . . . . . . .              $0.00

                                    12 of 86

    3.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date  . . . . . . . . . . . . . . . . . . . . . . . .   $799,593,414.47

    4.  Investor Default Amount.
        ------------------------

        The aggregate amount of all Defaulted
        Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1993 - H
        Certificates (the "Investor Default Amount").

    a.  Investor Default Amount  . . . . . . . . . . . . . .        $557,988.89

    b.  Recoveries . . . . . . . . . . . . . . . . . . . . .         $57,902.19

    c.  Net Default Receivables . . . . . . . . . . . . . . .       $500,086.70

    5.  Investor Charge-offs.
        ---------------------

    a.  The amount of the Investor Charge-Offs
        per $1,000 interest after reimbursement
        of any such Investor Charge-Offs for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . . .             $0.00

    b.  The amount attributable to Investor Charge-Offs,
        if any, by which the principal balance of
        the Series 1993 - H Certificates exceeds
        the Invested Amount as of the end of the
        day on the Record Date with respect
        to the current Distribution Date  . . . . . . . . . .             $0.00

    6.  Monthly Servicing Fee.
        ----------------------

    a.  The amount of the Monthly Servicing Fee
        payable from Available Funds by the
        Trust to the Servicer with respect to
        the current Distribution Date . . . . . . . . . . . .        $72,916.67

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date  . . . . . . . . . . . . . . . . . . . . . . . .       $121,527.78

    7.  Available Cash Collateral Amount.
        ---------------------------------

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount") . . . . . . . . . . . . . .             $0.00

                                    13 of 86

    b.  The amount available to be withdrawn from
        the Cash Collateral Account (the "Available
        Cash Collateral Amount") as of the end
        of the day on the current Distribution
        Date, after giving effect to all
        withdrawals, deposits and payments to be
        made in respect of the preceding Due
        Period  . . . . . . . . . . . . . . . . . . . . . . .    $21,000,000.00

    c.  The Available Cash Collateral Amount
        as computed in 7.b. as a percentage of the
        Invested Amount of the Series 1993 - H
        Certificates as of such Due Period. . . . . . . . . .           18.000%

C.  The Pool Factor.
    ----------------

        The Pool Factor (which represents the ratio
        of the Invested Amount on the last  day
        of the month ending on the Record Date
        adjusted for Investor Charge-Offs set forth
        in B.5.a. above and for the distributions
        of principal set forth in A.2 above to the
        Initial Invested Amount).  The amount of a
        Certificateholder's pro rata share of the
        Invested Amount can be determined by multi-
        plying the original denomination of the
        holder's Certificate by the Pool Factor . . . . . . .       8.33333334%

D.  Deficit Controlled Amortization Amount.
    ---------------------------------------

    1.  The Deficit Controlled Amortization Amount
        for the preceding Due Period . . . . . . . . . . . .              $0.00

                            FCC National Bank,
                            Servicer


                            By   /s/ James A. Harwood
                                 ----------------------------------
                            Title:         Vice President

                                    14 of 86

                                                                    EXHIBIT 28-C


                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


      ------------------------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1994 - J
                                January 7, 1999

      ------------------------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994 - J Supplement dated as of May 01, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the January 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount).
    ----------------------------------------------------------

    1.  The total amount of the distribution to
        Series 1994 - J Certificateholders on the
        Payment Date per $1,000 interest. . . . . . . . . . .           $87.848


    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Series 1994 - J Certificates,
        per $1,000 interest . . . . . . . . . . . . . . . . .           $83.333


    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Series 1994 - J Certificates, per $1,000
        interest. . . . . . . . . . . . . . . . . . . . . . .            $4.515

                                   15 of 86

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1. Collections of Receivables.
       ---------------------------

    a. The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Investor Certificates of all Series. . . . . . . .   $614,960,508.99

    b. The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Series 1994 - J Certificates . . . . . . . . . . .   $138,627,780.63

    c. The amount of Collections of Receivables
       processed for the Due Period with respect
       to the current Distribution Date which were
       allocated in respect of the Series 1994 - J
       Certificates, per $1,000 interest. . . . . . . . . .            $277.256

    d. Excess Finance Charge Collections allocated
       in respect of the Series 1994 - J Certificates,
       if any . . . . . . . . . . . . . . . . . . . . . . . .             $0.00

    e. Excess Principal Collections allocated in
       respect of the Series 1994 - J Certificates,
       if any . . . . . . . . . . . . . . . . . . . . . . . .             $0.00


    2. Receivables in Trust.
       ---------------------

    a. Aggregate Principal Receivables for the
       Due Period with respect to the current
       Distribution Date (which reflects the
       Principal Receivables represented by the
       Exchangeable Seller's Certificate and by
       the Investor Certificates of all Series) . . . . . . .$15,301,857,932.79

    b. The amount of Principal Receivables in
       the Trust represented by the Series 1994 - J
       Certificates (the "Invested Amount") for
       the Due Period with respect to the current
       Distribution Date . . . . . . . . . . . . . . . . . .    $458,333,333.33

    c. The Invested Percentage with respect to
       Finance Charge Receivables (including
       Interchange) and Defaulted Receivables for
       the Series 1994 - J  Certificates for the Due
       Period with respect to the current
       Distribution Date. . . . . . . . . . . . . . . . . . .            2.995%

    d. The Invested Percentage with respect to
       Principal Receivables for the Series 1994 - J
       Certificates for the Due Period with respect
       to the current Distribution Date . . . . . . . . . . .            3.268%

                                   16 of 86

    3.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding
        balances in the Accounts which were
        30 or more days delinquent as of the
        end of the Due Period for the current
        Distribution Date. . . . . . . . .  . . . . . . . . .   $799,593,414.47


    4.  Investor Default Amount.
        ------------------------

        The aggregate amount of all Defaulted
        Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1994 - J
        Certificates (the "Investor Default Amount").

    a.  Investor Default Amount . . . . . . . . . . . . . . .     $2,192,099.19

    b.  Recoveries. . . . . . . . . . . . . . . . . . . . . .       $227,472.94

    c.  Net Default Receivables . . . . . . . . . . . . . . .     $1,964,626.25


    5.  Investor Charge-offs.
        ---------------------

    a.  The amount of the Investor Charge-Offs
        per $1,000 interest after reimbursement
        of any such Investor Charge-Offs for the
        Due Period with respect to the current
        Distribution Date. . . . . . . . . . . . . . . . . .              $0.00

    b.  The amount attributable to Investor Charge-Offs,
        if any, by which the principal balance of
        the Series 1994 - J Certificates exceeds
        the Invested Amount as of the end of the
        day on the Record Date with respect to the
        current Distribution Date . . . . . . . . . . . . . .             $0.00


    6.  Monthly Servicing Fee.
        ----------------------

    a.  The amount of the Monthly Servicing Fee
        payable from Available Funds by the
        Trust to the Servicer with respect to
        the current Distribution Date . . . . . . . . . . . .       $286,458.33

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution Date . . . .       $477,430.56


    7.  Available Cash Collateral Amount.
        ---------------------------------

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount") . . . . . . . . . . . . . .             $0.00

                                   17 of 86

    b.  The amount available to be withdrawn from
        the Cash Collateral Account (the "Available
        Cash Collateral Amount") as of the end
        of the day on the current Distribution
        Date, after giving effect to all
        withdrawals, deposits and payments to be
        made in respect of the preceding Due
        Period. . . . . . . . . . . . . . . . . . . . . . .      $59,583,333.33

    c.  The Available Cash Collateral Amount
        as computed in 7.b. as a percentage of the
        Invested Amount of the Series 1994 - J
        Certificates as of such Due Period. . . . . . . . . .           13.000%


    C.  The Pool Factor.
        ----------------

        The Pool Factor (which represents the ratio
        of the Invested Amount on the last  day
        of the month ending on the Record Date
        adjusted for Investor Charge-Offs set forth
        in B.5.a. above and for the distributions
        of principal set forth in A.2 above to the
        Initial Invested Amount).  The amount of a
        Certificateholder's pro rata share of the
        Invested Amount can be determined by multi-
        plying the original denomination of the
        holder's Certificate by the Pool Factor . . . . . . .      83.33333333%

    D.  Deficit Controlled Amortization Amount.
        ---------------------------------------

        1. The Deficit Controlled Amortization Amount
           for the preceding Due Period . . . . . . . . . . .             $0.00


                            FCC National Bank,
                            Servicer



                            By     /s/ James A. Harwood
                              -------------------------------
                            Title:    Vice President

                                   18 of 86

                                                                    EXHIBIT 28-D

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


       ----------------------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1994 - K
                                January 7, 1999

       ----------------------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994 - K Supplement dated as of August 01, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the January 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount).
    ----------------------------------------------------------
    1.  The total amount of the distribution to
        Series 1994 - K Certificateholders on the
        Payment Date per $1,000 interest  . . . . . . . . . .            $4.898


    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Series 1994 - K Certificates,
        per $1,000 interest . . . . . . . . . . . . . . . . .            $0.000


    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Series 1994 - K Certificates, per $1,000
        interest  . . . . . . . . . . . . . . . . . . . . . .            $4.898

                                    19 of 86

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Collections of Receivables.
        ---------------------------

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series . . . . . . .    $614,960,508.99

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1994 - K Certificates. . . . . . . . . . .      $9,223,941.60

    c.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of the Series 1994 - K
        Certificates, per $1,000 interest . . . . . . . . . .            $18.448

    d.  Excess Finance Charge Collections allocated
        in respect of the Series 1994 - K Certificates,
        if any. . . . . . . . . . . . . . . . . . . . . . . .              $0.00

    e.  Excess Principal Collections allocated in
        respect of the Series 1994 - K Certificates,
        if any  . . . . . . . . . . . . . . . . . . . . . . .              $0.00

    2.  Receivables in Trust.
        ---------------------

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series)  . . . . . . $15,301,857,932.79

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1994 - K
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . . .    $500,000,000.00

    c.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1994 - K  Certificates for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . . .             3.268%

    d.  The Invested Percentage with respect to
        Principal Receivables for the Series 1994 - K
        Certificates for the Due Period with respect
        to the current Distribution Date  . . . . . . . . . .             3.268%

                                    20 of 86

    3.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date  . . . . . . . . . . . . . . . . . . . . . . . .   $799,593,414.47

    4.  Investor Default Amount.
        ------------------------

        The aggregate amount of all Defaulted
        Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1994 - K
        Certificates (the "Investor Default Amount").

    a.  Investor Default Amount . . . . . . . . . . . . . .       $2,391,380.95

    b.  Recoveries . . . . . . . . . . . . . . . . . . . . .        $248,152.29

    c.  Net Default Receivables . . . . . . . . . . . . . .       $2,143,228.66

    5.  Investor Charge-offs.
        ---------------------

    a.  The amount of the Investor Charge-Offs
        per $1,000 interest after reimbursement
        of any such Investor Charge-Offs for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . . .             $0.00

    b.  The amount attributable to Investor Charge-Offs,
        if any, by which the principal balance of
        the Series 1994 - K Certificates exceeds
        the Invested Amount as of the end of the
        day on the Record Date with respect
        to the current Distribution Date. . . . . . . . . . .             $0.00

    6.  Monthly Servicing Fee.
        ----------------------

    a.  The amount of the Monthly Servicing Fee
        payable from Available Funds by the
        Trust to the Servicer with respect to
        the current Distribution Date . . . . . . . . . . . .       $312,500.00

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date  . . . . . . . . . . . . . . . . . . . . . . . .       $520,833.33

    7.  Available Cash Collateral Amount.
        ---------------------------------

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount") . . . . . . . . . . . . . .             $0.00

                                    21 of 86

    b.  The amount available to be withdrawn from
        the Cash Collateral Account (the "Available
        Cash Collateral Amount") as of the end
        of the day on the current Distribution
        Date, after giving effect to all
        withdrawals, deposits and payments to be
        made in respect of the preceding Due
        Period  . . . . . . . . . . . . . . . . . . . . . . .    $72,500,000.00


    c.  The Available Cash Collateral Amount
        as computed in 7.b. as a percentage of the
        Invested Amount of the Series 1994 - K
        Certificates as of such Due Period  . . . . . . . . .           14.500%

C.  The Pool Factor.
    ----------------

    The Pool Factor (which represents the ratio
    of the Invested Amount on the last  day
    of the month ending on the Record Date
    adjusted for Investor Charge-Offs set forth
    in B.5.a. above and for the distributions
    of principal set forth in A.2 above to the
    Initial Invested Amount).  The amount of a
    Certificateholder's pro rata share of the
    Invested Amount can be determined by multi-
    plying the original denomination of the
    holder's Certificate by the Pool Factor . . . . . . . . .     100.00000000%

D.  Deficit Controlled Amortization Amount.
    ---------------------------------------

    1.  The Deficit Controlled Amortization Amount
        for the preceding Due Period  . . . . . . . . . . . .             $0.00


                            FCC National Bank,
                            Servicer


                            By    /s/ James A. Harwood
                                  ------------------------------------
                            Title:           Vice President

                                    22 of 86

                                                                    EXHIBIT 28-E

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


       -----------------------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1994 - L
                                January 7, 1999

       -----------------------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994 - L Supplement dated as of August 01, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the January 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount).
    ----------------------------------------------------------

    1.  The total amount of the distribution to
        Series 1994 - L Certificateholders on the
        Payment Date per $1,000 interest. . . . . . . . . . .            $5.958

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of principal
        on the Series 1994 - L Certificates, per
        $1,000 interest. . . . . . . . . . . . . . . . . . .             $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Series 1994 - L Certificates, per $1,000
        interest. . . . . . . . . . . . . . . . . . . . . . .            $5.958

                                   23 of 86

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Collections of Receivables.
        ---------------------------

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series . . . . . . .   $614,960,508.99

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1994 - L Certificates. . . . . . . . . . .     $9,223,941.60

    c.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of the Series 1994 - L
        Certificates, per $1,000 interest . . . . . . . . . .           $18.448

    d.  Excess Finance Charge Collections allocated
        in respect of the Series 1994 - L Certificates,
        if any. . . . . . . . . . . . . . . . . . . . . . . .             $0.00

    e.  Excess Principal Collections allocated in
        respect of the Series 1994 - L Certificates,
        if any  . . . . . . . . . . . . . . . . . . . . . . .             $0.00

    2.  Receivables in Trust.
        ---------------------

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series). . . . . . .$15,301,857,932.79

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1994 - L
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . . .   $500,000,000.00

    c.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1994 - L Certificates for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . . .            3.268%

    d.  The Invested Percentage with respect to
        Principal Receivables for the Series 1994 - L
        Certificates for the Due Period with respect
        to the current Distribution Date. . . . . . . . . . .            3.268%

                                   24 of 86

    3.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . . .   $799,593,414.47


    4.  Investor Default Amount.
        ------------------------

        The aggregate amount of all Defaulted
        Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1994 - L
        Certificates (the "Investor Default Amount").

    a.  Investor Default Amount . . . . . . . . . . . . . . .     $2,391,380.95

    b.  Recoveries. . . . . . . . . . . . . . . . . . . . . .       $248,152.29

    c.  Net Default Receivables . . . . . . . . . . . . . . .     $2,143,228.66


    5.  Investor Charge-offs.
        ---------------------

    a.  The amount of the Investor Charge-Offs
        per $1,000 interest after reimbursement
        of any such Investor Charge-Offs for the
        Due Period with respect to the current
        Distribution Date. . . . . . . . . . . . . . . . . .              $0.00

    b.  The amount attributable to Investor Charge-Offs,
        if any, by which the principal balance of
        the Series 1994 - L Certificates exceeds
        the Invested Amount as of the end of the
        day on the Record Date with respect
        to the current Distribution Date. . . . . . . . . . .             $0.00


    6.  Monthly Servicing Fee.
        ----------------------

    a.  The amount of the Monthly Servicing Fee
        payable from Available Funds by the
        Trust to the Servicer with respect to
        the current Distribution Date . . . . . . . . . . . .       $312,500.00

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . . .       $520,833.33


    7.  Available Cash Collateral Amount.
        ---------------------------------

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount") . . . . . . . . . . . . . .             $0.00

                                   25 of 86

    b.  The amount available to be withdrawn from
        the Cash Collateral Account (the "Available
        Cash Collateral Amount") as of the end
        of the day on the current Distribution
        Date, after giving effect to all
        withdrawals, deposits and payments to be
        made in respect of the preceding Due
        Period. . . . . . . . . . . . . . . . . . . . . . . .    $57,500,000.00

    c.  The Available Cash Collateral Amount
        as computed in 7.b. as a percentage of the
        Invested Amount of the Series 1994 - L
        Certificates as of such Due Period. . . . . . . . . .           11.500%


C.  The Pool Factor.
    ----------------

        The Pool Factor (which represents the ratio
        of the Invested Amount on the last day
        of the month ending on the Record Date
        adjusted for Investor Charge-Offs set forth
        in B.5.a. above and for the distributions
        of principal set forth in A.2 above to the
        Initial Invested Amount).  The amount of a
        Certificateholder's pro rata share of the
        Invested Amount can be determined by multi-
        plying the original denomination of the
        holder's Certificate by the Pool Factor . . . . . . .     100.00000000%


D.  Deficit Controlled Amortization Amount.
    ---------------------------------------

    1.  The Deficit Controlled Amortization Amount
        for the preceding Due Period. . . . . . . . . . . . .             $0.00


                            FCC National Bank,
                            Servicer



                            By         /s/ James A. Harwood
                                  --------------------------------
                            Title:        Vice President


                                   26 of 86

                                                                    EXHIBIT 28-F

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


      -------------------------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1995 - M
                                January 7, 1999

      -------------------------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995 - M Supplement dated as of April 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the January 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal
    -------------------------------------------------
    Amount).
    --------

    1.  The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest  . . . . . . . . . .            $4.973

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Class A Certificates,
        per $1,000 interest . . . . . . . . . . . . . . . . .            $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000 Interest . . . .            $4.973

                                    27 of 86

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Collections of Receivables.
        ---------------------------

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series . . . . . . .    $614,960,508.99

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1995 - M Certificates  . . . . . . . . . .     $10,541,647.57

    c.  The aggregate amount of Collections of
        Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates  . . . . . . .      $9,223,941.60

    d.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest . . . . . . . . . .            $18.448

    e.  The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . . .      $5,306,463.07

    f.  The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution Date
        allocated in respect of the
        Class A Certificates  . . . . . . . . . . . . . . . .              $0.00

    g.  The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1995 - M Certificates,
        if any  . . . . . . . . . . . . . . . . . . . . . . .              $0.00

    h.  The amount of Excess Principal Collections allocated
        in respect of the Series 1995 - M Certificates,
        if any  . . . . . . . . . . . . . . . . . . . . . . .              $0.00

    2.  Receivables in Trust.
        ---------------------

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series). . . . . . . $15,301,857,932.79

                                    28 of 86

    b.  The  amount of Principal Receivables in
        the Trust represented by the Series 1995 - M
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . . .   $571,428,572.00

    c.  The  amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Invested Amount")
        for the Due Period with respect to the
        current Distribution Date . . . . . . . . . . . . . .   $500,000,000.00

    d.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1995 - M Certificates for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . . .            3.734%

    e.  The Invested Percentage with respect to
        Principal Receivables for the Series 1995 - M
        Certificates for the Due Period with respect
        to the current Distribution Date. . . . . . . . . . .            3.734%

    f.  The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . . .            87.50%

    g.  The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . . .            87.50%

    h.  The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . . .            12.50%

    i.  The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . . .            12.50%

    3.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date Date . . . . . . . . . . . . . . . . . . . . . .   $799,593,414.47

                                    29 of 86

    4.  Investor Default Amount.
        ------------------------

    a.  The aggregate amount of all Defaulted
        Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995 - M
        Certificates (the "Investor Default Amount")

        1.  Investor Default Amount . . . . . . . . . . . . .     $2,733,006.80

        2.  Recoveries  . . . . . . . . . . . . . . . . . . .       $283,602.62

        3.  Net Default Receivables . . . . . . . . . . . . .     $2,449,404.18

    b.  The Class A Investor Default Amount

        1.  Investor Default Amount . . . . . . . . . . . . .     $2,391,380.95

        2.  Recoveries  . . . . . . . . . . . . . . . . . . .       $248,152.29

        3.  Net Default Receivables . . . . . . . . . . . . .     $2,143,228.66

    c.  The Collateral Investor Default Amount

        1.  Investor Default Amount  . . . . . . . . . . . .        $341,625.85

        2.  Recoveries   . . . . . . . . . . . . . . . . . .         $35,450.33

        3.  Net Default Receivables  . . . . . . . . . . . .        $306,175.52

    5.  Investor Charge-offs.
        ---------------------

    a.  The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution
        Date  . . . . . . . . . . . . . . . . . . . . . . . .             $0.00

    b.  The amount attributable to Class A
        Investor Charge-Offs, if any, by which
        the principal balance of the
        Class A Certificates exceeds the
        Class A Invested Amount as of the end
        of the day on the Record Date with
        respect to the current Distribution Date  . . . . . .             $0.00

    c.  The amount of the Collateral Charge-
        Offs, if any, for the Due Period with
        respect to the current Distribution
        Date  . . . . . . . . . . . . . . . . . . . . . . . .             $0.00

    6.  Monthly Servicing Fee.
        ----------------------

    a.  The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date  . . . . . . . . . . . . . . . . . . . . . . . .       $357,142.86

                                    30 of 86

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date  . . . . . . . . . . . . . . . . . . . . . . . .       $595,238.09

    7.  Available Cash Collateral Amount.
        ---------------------------------

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount") . . . . . . . . . . . . . .             $0.00

    b.  The amount available to be withdrawn from
        the Cash Collateral Account as of the
        end of the day on the current Distribution
        Date, after giving effect to all with-
        drawals, deposits and payments to be
        made on such Distribution Date (the
        "Available Cash Collateral Amount"
        for the next Distribution Date) . . . . . . . . . . .     $5,714,286.00

    c.  The amount as computed in 7.b as a
        percentage of the Class A Invested
        Amount after giving effect to all
        reductions thereof on the current
        Distribution Date . . . . . . . . . . . . . . . . . .             1.143%

    8.  Collateral Invested Amount.
        ---------------------------

    a.  The Collateral Invested Amount for the
        current Distribution Date . . . . . . . . . . . . . .    $71,428,572.00

    b.  The Collateral Invested Amount after
        giving effect to all withdrawals, deposits, and
        payments on the current Distribution
        Date  . . . . . . . . . . . . . . . . . . . . . . . .    $71,428,572.00

    9.  Total Enhancement.
        ------------------

    a.  The total Enhancement for the current
        Distribution Date . . . . . . . . . . . . . . . . . .    $77,142,858.00

    b.  The total Enhancement after giving
        effect to all withdrawals, deposits
        and payments on the current Distribution
        Date  . . . . . . . . . . . . . . . . . . . . . . . .    $77,142,858.00


                                    31 of 86

C.  The Pool Factor.
    ----------------

        The Pool Factor (which represents the ratio
        of the Class A Invested Amount on the last day
        of the month ending on the Record Date
        adjusted for Class A Investor Charge-Offs set
        forth in B.5.a. above and for the distributions
        of principal set forth in A.2 above to the
        Class A Initial Invested Amount).  The amount
        of a Class A Certificateholder's pro rata share
        of the Class A Invested Amount can be determined
        by multiplying the original denomination of the
        holder's Class A certificate by the Pool Factor . . .     100.00000000%

D.  Deficit Controlled Amortization Amount.

    1.  The Deficit Controlled Amortization Amount
        for the preceding Due Period  . . . . . . . . . . . .             $0.00

                             FCC National Bank,
                             Servicer



                             By    /s/ James A. Harwood
                                   ----------------------------------
                             Title:          Vice President

                                    32 of 86

                                                                    EXHIBIT 28-G

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


       -----------------------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1995 - N
                                January 7, 1999

       -----------------------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995 - N Supplement dated as of April 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the January 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount).
    ----------------------------------------------------------

    1.  The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest....................            $87.420

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Class A Certificates,
        per $1,000 interest..................................           $83.333

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000 Interest........            $4.087



                                   33 of 86

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Collections of Receivables.
        --------------------------

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series..............   $614,960,508.99

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1995 - N Certificates.....................   $157,532,967.53

    c.  The aggregate amount of Collections of
        Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates...............   $137,859,118.86

    d.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest....................          $275.718

    e.  The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date....................................     $4,431,132.95

    f.  The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution Date
        allocated in respect of the
        Class A Certificates.................................             $0.00

    g.  The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1995 - N Certificates, if any.................             $0.00

    h.  The amount of Excess Principal Collections allocated
        in respect of the Series 1995 - N Certificates,
        if any...............................................             $0.00

    2.  Receivables in Trust.
        ---------------------

        a.  Aggregate Principal Receivables for the
            Due Period with respect to the current
            Distribution Date (which reflects the
            Principal Receivables represented by the
            Exchangeable Seller's Certificate and by
            the Investor Certificates of all Series)........ $15,301,857,932.79

                                   34 of 86

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1995 - N
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date....................................   $475,089,458.66

    c.  The  amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Invested Amount")
        for the Due Period with respect to the
        current Distribution Date............................   $416,666,666.66

    d.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1995 - N  Certificates for the Due
        Period with respect to the current
        Distribution Date....................................            3.105%

    e.  The Invested Percentage with respect to
        Principal Receivables for the Series 1995 - N
        Certificates for the Due Period with respect
        to the current Distribution Date......................           3.734%

    f.  The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date....................................            87.70%

    g.  The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date....................................            87.50%

    h.  The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date....................................            12.30%

    i.  The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date....................................            12.50%

    3.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date.................................................   $799,593,414.47



                                   35 of 86

    4.  Investor Default Amount.
        ------------------------

    a.  The aggregate amount of all Defaulted
        Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995 - N
        Certificates (the "Investor Default Amount")

        1.  Investor Default Amount..........................    $2,272,239.77

        2.  Recoveries.......................................      $235,789.08

        3.  Net Default Receivables..........................    $2,036,450.69

    b.  The Class A Investor Default Amount

        1.  Investor Default Amount..........................    $1,992,817.47

        2.  Recoveries.......................................      $206,793.58

        3.  Net Default Receivables..........................    $1,786,023.89

    c.  The Collateral Investor Default Amount

        1.  Investor Default Amount..........................      $279,422.30

        2.  Recoveries.......................................       $28,995.50

        3.  Net Default Receivables..........................      $250,426.80

    5.  Investor Charge-offs.
        ---------------------

    a.  The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution
        Date.................................................             $0.00

    b.  The amount attributable to Class A
        Investor Charge-Offs, if any, by which
        the principal balance of the
        Class A Certificates exceeds the
        Class A Invested Amount as of the end
        of the day on the Record Date with
        respect to the current Distribution Date.............             $0.00

    c.  The amount of the Collateral Charge-
        Offs, if any, for the Due Period with
        respect to the current Distribution
        Date.................................................             $0.00

    6.  Monthly Servicing Fee.
        ----------------------

    a.  The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date.................................................       $296,930.91


                                   36 of 86

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date.................................................       $494,884.86

    7.  Available Cash Collateral Amount.
        ---------------------------------
    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount")............................             $0.00

    b.  The amount available to be withdrawn from
        the Cash Collateral Account as of the
        end of the day on the current Distribution
        Date, after giving effect to all with-
        drawals, deposits and payments to be
        made on such Distribution Date (the
        "Available Cash Collateral Amount"
        for the next Distribution Date)......................    $5,714,286.00

    c.  The amount as computed in 7.b as a
        percentage of the Class A Invested
        Amount after giving effect to all
        reductions thereof on the current
        Distribution Date....................................            1.524%

    8.  Collateral Invested Amount.
        ---------------------------

    a.  The Collateral Invested Amount for the
        current Distribution Date............................    $58,422,792.00

    b.  The Collateral Invested Amount after
        giving effect to all withdrawals, deposits, and
        payments on the current Distribution
        Date.................................................    $51,919,902.00

    9.  Total Enhancement.
        ------------------

    a.  The total Enhancement for the current
        Distribution Date....................................    $64,137,078.00

    b.  The total Enhancement after giving ef-
        fect to all withdrawals, deposits and
        payments on the current Distribution
        Date.................................................    $57,634,188.00


                                   37 of 86

C.  The Pool Factor.
    ----------------

        The Pool Factor (which represents the ratio
        of the Class A Invested Amount on the last day
        of the month ending on the Record Date
        adjusted for Class A Investor Charge-Offs set
        forth in B.5.a. above and for the distributions
        of principal set forth in A.2 above to the
        Class A Initial Invested Amount).  The amount
        of a Class A Certificateholder's pro rata share
        of the Class A Invested Amount can be determined
        by multiplying the original denomination of the
        holder's Class A Certificate by the Pool
        Factor...............................................     75.00000000%

D.  Deficit Controlled Amortization Amount.
    ---------------------------------------

    1.  The Deficit Controlled Amortization Amount
        for the preceding Due Period.........................             $0.00




                             FCC National Bank,
                             Servicer







                             By  /s/ James A. Harwood
                                ---------------------------------------------

                             Title:                Vice President




                                   38 of 86

                                                                    EXHIBIT 28-H

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


      -------------------------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1995 - O
                                January 7, 1999

      -------------------------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995 - O Supplement dated as of June 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the January 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount).
    ----------------------------------------------------------

    1.  The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest. . . . . . . . . . .            $4.965

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Class A Certificates,
        per $1,000 interest . . . . . . . . . . . . . . . . .            $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000 Interest . . . .            $4.965

                                   39 of 86

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Collections of Receivables.
        ---------------------------

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series . . . . . . .   $614,960,508.99

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1995 - O Certificates. . . . . . . . . . .    $10,541,647.57

    c.  The aggregate amount of Collections of
        Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect to the Class A Certificates. . . . . . . .     $9,223,941.60

    d.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest . . . . . . . . . .           $18.448

    e.  The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . . .     $5,310,768.62

    f.  The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution Date
        allocated in respect of the Class A
        Certificates. . . . . . . . . . . . . . . . . . . . .             $0.00

    g.  The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1995 - O Certificates,
        if any . . . . . . . . . . . . . . . . . . . . . . .              $0.00

    h.  The amount of Excess Principal Collections allocated
        in respect of the Series 1995 - O Certificates,
        if any. . . . . . . . . . . . . . . . . . . . . . . .             $0.00

    2.  Receivables in Trust.
        ---------------------

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series). . . . . . .$15,301,857,932.79

                                   40 of 86

    b.  The  amount of Principal Receivables in
        the Trust represented by the Series
        1995 - O Certificates (the "Invested
        Amount") for the Due Period with respect
        to the current Distribution Date....................    $571,428,572.00

    c.  The  amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Invested Amount")
        for the Due Period with respect to the
        current Distribution Date............................   $500,000,000.00

    d.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1995 - O Certificates for the Due
        Period with respect to the current
        Distribution Date....................................            3.734%

    e.  The Invested Percentage with respect to
        Principal Receivables for the Series 1995 - O
        Certificates for the Due Period with respect
        to the current Distribution Date.....................            3.734%

    f.  The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date....................................            87.50%

    g.  The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date....................................            87.50%

    h.  The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date....................................            12.50%

    i.  The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date....................................            12.50%

    3.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding balances
        in the Accounts which were 30 or more days
        delinquent as of the end of the Due Period
        for the current Distribution Date....................   $799,593,414.47

                                   41 of 86

    4.  Investor Default Amount.
        ------------------------

    a.  The aggregate amount of all Defaulted
        Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995 - O Certificates (the
        "Investor Default Amount")

        1.  Investor Default Amount..........................     $2,733,006.80

        2.  Recoveries.......................................       $283,602.62

        3.  Net Default Receivables..........................     $2,449,404.18

    b.  The Class A Investor Default Amount

        1.  Investor Default Amount..........................     $2,391,380.95

        2.  Recoveries.......................................       $248,152.29

        3.  Net Default Receivables..........................     $2,143,228.66

    c.  The Collateral Investor Default Amount

        1.  Investor Default Amount..........................       $341,625.85

        2.  Recoveries.......................................        $35,450.33

        3.  Net Default Receivables..........................       $306,175.52

    5.  Investor Charge-offs.
        ---------------------

    a.  The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution
        Date.................................................             $0.00

    b.  The amount attributable to Class A
        Investor Charge-Offs, if any, by which
        the principal balance of the Class A
        Certificates exceeds the Class A Invested
        Amount as of the end of the day on the
        Record Date with respect to the current
        Distribution Date....................................             $0.00

    c.  The amount of the Collateral Charge-Offs,
        if any, for the Due Period with respect to
        the current Distribution Date........................             $0.00

    6.  Monthly Servicing Fee.
        ----------------------

    a.  The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer with
        respect to the current Distribution Date.............       $357,142.86

                                   42 of 86

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date.................................................       $595,238.09

    7.  Available Cash Collateral Amount.
        ---------------------------------

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount")............................             $0.00

    b.  The amount available to be withdrawn from the
        Cash Collateral Account as of the end of the
        day on the current Distribution Date, after
        giving effect to all withdrawals, deposits and
        payments to be made on such Distribution Date
        (the "Available Cash Collateral Amount" for
        the next Distribution Date)..........................     $5,714,286.00

    c.  The amount as computed in 7.b as a
        percentage of the Class A Invested Amount
        after giving effect to all reductions
        thereof on the current Distribution Date.............            1.143%

    8.  Collateral Invested Amount.
        ---------------------------

    a.  The Collateral Invested Amount for the
        current Distribution Date............................    $71,428,572.00

    b.  The Collateral Invested Amount after giving
        effect to all withdrawals, deposits, and payments
        on the current Distribution Date.....................    $71,428,572.00

    9.  Total Enhancement.
        ------------------

    a.  The total Enhancement for the current
        Distribution Date....................................    $77,142,858.00

    b.  The total Enhancement after giving effect to
        all withdrawals, deposits and payments on the
        current Distribution Date...........................     $77,142,858.00

                                   43 of 86

C.  The Pool Factor.
    ----------------

        The Pool Factor (which represents the ratio of the
        Class A Invested Amount on the last day of the month
        ending on the Record Date adjusted for Class A
        Investor Charge-Offs set forth in B.5.a. above and
        for the distributions of principal set forth in A.2
        above to the Class A Initial Invested Amount). The
        amount of a Class A Certificateholder's pro rata
        share of the Class A Invested Amount can be
        determined by multiplying the original denomination
        of the holder's Class A Certificate by the
        Pool Factor..........................................     100.00000000%

D.  Deficit Controlled Amortization Amount.
    ---------------------------------------

    1.  The Deficit Controlled Amortization Amount for
        the preceding Due Period.............................             $0.00


                                       FCC National Bank,
                                       Servicer


                                       By /s/ James A. Harwood
                                          ------------------------------
                                       Title: Vice President

                                   44 of 86

                                                                    EXHIBIT 28-I

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


      ------------------------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1995 - P
                                January 7, 1999

      ------------------------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995 - P Supplement dated as of June 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the January 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount).
    ----------------------------------------------------------

    1.  The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest.....................            $4.922

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Class A Certificates,
        per $1,000 interest..................................            $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000 Interest........            $4.922

                                    45 of 86

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------
    1.  Collections of Receivables.
        ---------------------------

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series..............   $614,960,508.99

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1995 - P Certificates.....................    $10,541,647.57

    c.  The aggregate amount of Collections of
        Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates...............     $9,223,941.60

    d.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest....................           $18.448

    e.  The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date....................................     $5,332,296.40

    f.  The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution Date
        allocated in respect of the
        Class A Certificates.................................             $0.00

    g.  The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1995 - P Certificates,
        if any...............................................             $0.00

    h.  The amount of Excess Principal Collections allocated
        in respect of the Series 1995 - P Certificates,
        if any...............................................             $0.00

2.  Receivables in Trust.
    ---------------------

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series)............. $15,301,857,932.79

                                    46 of 86

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1995 - P
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date....................................   $571,428,572.00

    c.  The amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Invested Amount")
        for the Due Period with respect to the
        current Distribution Date............................   $500,000,000.00

    d.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1995 - P Certificates for the Due
        Period with respect to the current
        Distribution Date....................................            3.734%

    e.  The Invested Percentage with respect to
        Principal Receivables for the Series 1995 - P
        Certificates for the Due Period with respect
        to the current Distribution Date.....................            3.734%

    f.  The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date....................................            87.50%

    g.  The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date....................................            87.50%

    h.  The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date....................................            12.50%

    i.  The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date....................................            12.50%

    3.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date.................................................   $799,593,414.47

                                    47 of 86

    4.  Investor Default Amount.
        ------------------------

    a.  The aggregate amount of all Defaulted
        Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995 - P
        Certificates (the "Investor Default Amount")

        1.  Investor Default Amount..........................     $2,733,006.80

        2.  Recoveries.......................................       $283,602.62

        3.  Net Default Receivables..........................     $2,449,404.18

    b.  The Class A Investor Default Amount

        1.  Investor Default Amount..........................     $2,391,380.95

        2.  Recoveries.......................................       $248,152.29

        3.  Net Default Receivables..........................     $2,143,228.66

    c.  The Collateral Investor Default Amount

        1.  Investor Default Amount..........................       $341,625.85

        2.  Recoveries.......................................        $35,450.33

        3.  Net Default Receivables..........................       $306,175.52

    5.  Investor Charge-offs.
        ---------------------

    a.  The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution
        Date.................................................             $0.00

    b.  The amount attributable to Class A
        Investor Charge-Offs, if any, by which
        the principal balance of the
        Class A Certificates exceeds the
        Class A Invested Amount as of the end
        of the day on the Record Date with
        respect to the current Distribution Date.............             $0.00

    c.  The amount of the Collateral Charge-
        Offs, if any, for the Due Period with
        respect to the current Distribution
        Date.................................................             $0.00

    6.  Monthly Servicing Fee.
        ----------------------

    a.  The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date.................................................       $357,142.86

                                    48 of 86

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date.................................................       $595,238.09

    7.  Available Cash Collateral Amount.
        ---------------------------------

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount")............................             $0.00

    b.  The amount available to be withdrawn from
        the Cash Collateral Account as of the
        end of the day on the current Distribution
        Date, after giving effect to all with-
        drawals, deposits and payments to be
        made on such Distribution Date (the
        "Available Cash Collateral Amount"
        for the next Distribution Date)......................     $5,714,286.00

    c.  The amount as computed in 7.b as a
        percentage of the Class A Invested
        Amount after giving effect to all re-
        ductions thereof on the current Dist-
        ribution Date........................................            1.143%

    8.  Collateral Invested Amount.
        ---------------------------

    a.  The Collateral Invested Amount for the
        current Distribution Date............................    $71,428,572.00

    b.  The Collateral Invested Amount after
        giving effect to all withdrawals, deposits, and
        payments on the current Distribution
        Date.................................................    $71,428,572.00

    9.  Total Enhancement.
        ------------------

    a.  The total Enhancement for the current
        Distribution Date....................................    $77,142,858.00

    b.  The total Enhancement after giving ef-
        fect to all withdrawals, deposits and
        payments on the current Distribution
        Date.................................................    $77,142,858.00

                                    49 of 86

C.  The Pool Factor.
    ----------------

        The Pool Factor (which represents the ratio
        of the Class A Invested Amount on the last  day
        of the month ending on the Record Date
        adjusted for Class A Investor Charge-Offs set
        forth in B.5.a. above and for the distributions
        of principal set forth in A.2 above to the
        Class A Initial Invested Amount).  The amount
        of a Class A Certificateholder's pro rata share
        of the Class A Invested Amount can be determined
        by multiplying the original denomination of the
        holder's Class A Certificate by the Pool
        Factors..............................................     100.00000000%

D.  Deficit Controlled Amortization Amount.
    ---------------------------------------

    1.  Deficit Controlled Amortization Amount
        for the preceding Due Period.........................             $0.00


                             FCC National Bank,
                             Servicer



                             By   /s/ James A. Harwood
                                  -------------------------------
                             Title:        Vice President


                                    50 of 86

                                                                    EXHIBIT 28-J

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


      ------------------------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1996 - Q
                                January 7, 1999

      ------------------------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996 - Q Supplement dated as of September 01, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the January 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount).
    ----------------------------------------------------------

    1.  The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest.....................            $4.879

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Class A Certificates,
        per $1,000 interest..................................            $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000 Interest........            $4.879

                                   51 of 86

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Collections of Receivables.
        ---------------------------

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series..............   $614,960,508.99

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1996 - Q Certificates.....................    $18,974,965.61

    c.  The aggregate amount of Collections of
        Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates...............    $16,603,094.92

    d.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest...................            $18.448

    e.  The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date....................................     $9,636,883.51

    f.  The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution Date
        allocated in respect of the
        Class A Certificates.................................             $0.00

    g.  The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1996 - Q Certificates,
        if any...............................................             $0.00

    h.  The amount of Excess Principal Collections allocated
        in respect of the Series 1996 - Q Certificates,
        if any...............................................             $0.00

    2.  Receivables in Trust.
        ---------------------

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series).............$15,301,857,932.79

                                   52 of 86

    b.  The  amount of Principal Receivables in
        the Trust represented by the Series 1996 - Q
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date.................................... $1,028,571,429.00

    c.  The  amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Invested Amount")
        for the Due Period with respect to the
        current distribution date............................   $900,000,000.00

    d.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1996 - Q  Certificates for the Due
        Period with respect to the current
        Distribution Date....................................            6.722%

    e.  The Invested Percentage with respect to
        Principal Receivables for the Series 1996 - Q
        Certificates for the Due Period with respect
        to the current Distribution Date.....................            6.722%

    f.  The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date....................................            87.50%

    g.  The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date....................................            87.50%

    h.  The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date....................................            12.50%

    i.  The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date....................................            12.50%

    3.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date.................................................   $799,593,414.47

                                   53 of 86

    4.  Investor Default Amount.
        ------------------------

    a.  The aggregate amount of all Defaulted
        Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1996 - Q
        Certificates (the "Investor Default Amount")

        1.  Investor Default Amount..........................     $4,919,412.24

        2.  Recoveries.......................................       $510,484.73

        3.  Net Default Receivables..........................     $4,408,927.51

    b.  The Class A Investor Default Amount

        1.  Investor Default Amount..........................     $4,304,485.71

        2.  Recoveries.......................................       $446,674.14

        3.  Net Default Receivables..........................     $3,857,811.57

    c.  The Collateral Investor Default Amount

        1.  Investor Default Amount..........................       $614,926.53

        2.  Recoveries.......................................        $63,810.59

        3.  Net Default Receivables..........................       $551,115.94

    5.  Investor Charge-offs.
        ---------------------

    a.  The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution
        Date.................................................             $0.00

    b.  The amount attributable to Class A
        Investor Charge-Offs, if any, by which
        the principal balance of the
        Class A Certificates exceeds the
        Class A Invested Amount as of the end
        of the day on the Record Date with
        respect to the current Distribution Date.............             $0.00

    c.  The amount of the Collateral Charge-
        Offs, if any, for the Due Period with
        respect to the current Distribution
        Date.................................................             $0.00

    6.  Monthly Servicing Fee.
        ----------------------

    a.  The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date.................................................       $642,857.14

                                   54 of 86

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date.................................................     $1,071,428.57

    7.  Available Cash Collateral Amount.
        ---------------------------------

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount")............................             $0.00

    b.  The amount available to be withdrawn from
        the Cash Collateral Account as of the
        end of the day on the current Distribution
        Date, after giving effect to all with-
        drawals, deposits and payments to be
        made on such Distribution Date (the
        "Available Cash Collateral Amount"
        for the next Distribution Date)......................    $10,285,714.00

    c.  The amount as computed in 7.b as a
        percentage of the Class A Invested
        Amount after giving effect to all re-
        ductions thereof on the current Dist-
        ribution Date........................................            1.143%

    8.  Collateral Invested Amount.
        ---------------------------

    a.  The Collateral Invested Amount for the
        current Distribution Date............................   $128,571,429.00

    b.  The Collateral Invested Amount after
        giving effect to all withdrawals, deposits, and
        payments on the current Distribution
        Date.................................................   $128,571,429.00

    9.  Total Enhancement.
        ------------------

    a.  The total Enhancement for the current
        Distribution Date....................................   $138,857,143.00

    b.  The total Enhancement after giving ef-
        fect to all withdrawals, deposits and
        payments on the current Distribution
        Date,,,,,,,,,,,,,,,,,,,,,,,,,,,,,,,,,,,,,,,,,,,,,,,,,   $138,857,143.00

                                   55 of 86

C.  The Pool Factor.
    ----------------

         The Pool Factor (which represents the ratio
         of the Class A Invested Amount on the last  day
         of the month ending on the Record Date
         adjusted for Class A Investor Charge-Offs set
         forth in B.5.a. above and for the distributions
         of principal set forth in A.2 above to the
         Class A Initial Invested Amount).  The amount
         of a Class A Certificateholder's pro rata share
         of the Class A Invested Amount can be determined
         by multiplying the original denomination of the
         holder's Class A Certificate by the Pool
         Factor..............................................     100.00000000%

D.  Deficit Controlled Amortization Amount.
    ---------------------------------------

    1.  The Deficit Controlled Amortization Amount
        for the preceding Due Period.........................             $0.00

                           FCC National Bank,
                           Servicer


                           By    /s/ James A. Harwood
                                 --------------------------------
                           Title:         Vice President

                                   56 of 86

                                                                    EXHIBIT 28-K

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


      ------------------------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1996 - R
                                January 7, 1999

      ------------------------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996 - R Supplement dated as of November 01, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the January 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount).
    ----------------------------------------------------------

    1. The total amount of the distribution to
       Class A Certificateholders on the
       payment Date per $1,000 interest......................            $4.827

    2. The amount of the distribution set forth
       in paragraph 1 above in respect
       of principal on the Class A Certificates,
       per $1,000 interest...................................            $0.000

    3. The amount of the distribution set forth in
       paragraph 1 above in respect of interest on
       the Class A Certificates, per $1,000 Interest..........           $4.827


                                   57 of 86

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1. Collections of Receivables.
       ---------------------------

    a. The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Investor Certificates of all Series...............   $614,960,508.99

    b. The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Series 1996 - R Certificates......................     $8,433,318.04

    c. The aggregate amount of Collections of
       Receivables processed for the Due
       Period with respect to the current
       Distribution Date which were allocated
       in respect of the Class A Certificates................     $7,379,153.28

    d. The amount of Collections of Receivables
       processed for the Due Period with respect
       to the current Distribution Date which were
       allocated in respect of Class A
       Certificates, per $1,000 interest.....................           $18.448

    e. The amount of Excess Spread for the Due
       Period with respect to the current
       Distribution Date.....................................     $4,303,725.99

    f. The amount of Reallocated Principal
       Collections for the Due Period with
       respect to the current Distribution Date
       allocated in respect of the
       Class A Certificates..................................             $0.00

    g. The amount of Excess Finance Charge
       Collections allocated in respect of the
       Series 1996 - R Certificates,
       if any................................................             $0.00

    h. The amount of Excess Principal Collections allocated
       in respect of the Series 1996 - R Certificates,
       if any................................................             $0.00

    2. Receivables in Trust.
       ---------------------

    a. Aggregate Principal Receivables for the
       Due Period with respect to the current
       Distribution Date (which reflects the
       Principal Receivables represented by the
       Exchangeable Seller's Certificate and by
       the investor Certificates of all Series)............. $15,301,857,932.79


                                   58 of 86

    b. The amount of Principal Receivables in
       the Trust represented by the Series 1996 - R
       Certificates (the "Invested Amount") for
       the Due Period with respect to the current
       Distribution Date......................................  $457,142,858.00

    c. The amount of Principal Receivables
       in the Trust represented by the Class A
       Certificates (the "Class A Invested Amount")
       for the Due Period with respect to the
       current Distribution Date..............................  $400,000,000.00

    d. The Invested Percentage with respect to
       Finance Charge Receivables (including
       Interchange) and Defaulted Receivables for
       the Series 1996 - R  Certificates for the Due
       Period with respect to the current
       Distribution Date......................................           2.987%

    e. The Invested Percentage with respect to
       Principal Receivables for the Series 1996 - R
       Certificates for the Due Period with respect
       to the current Distribution Date.......................           2.987%

    f. The Class A Floating Percentage for the
       Due Period with respect to the current
       Distribution Date......................................           87.50%

    g. The Class A Principal Percentage for the
       Due Period with respect to the current
       Distribution Date......................................           87.50%

    h. The Collateral Floating Percentage for the
       Due Period with respect to the current
       Distribution Date......................................           12.50%

    i. The Collateral Principal Percentage for the
       Due Period with respect to the current
       Distribution Date......................................           12.50%

    3. Delinquent Balances.
       --------------------

       The aggregate amount of outstanding
       balances in the Accounts which were 30
       or more days delinquent as of the end of
       the Due Period for the current Distribution
       Date...................................................  $799,593,414.47


                                   59 of 86

    4. Investor Default Amount.
       ------------------------

    a. The aggregate amount of all Defaulted
       Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1996 - R
       Certificates (the "Investor Default Amount")

       1. Investor Default Amount............................     $2,186,405.43

       2. Recoveries.........................................       $226,882.09

       3. Net Default Receivables............................     $1,959,523.34

    b. The Class A Investor Default Amount

       1. Investor Default Amount............................     $1,913,104.76

       2. Recoveries.........................................       $198,521.83

       3. Net Default Receivables............................     $1,714,582.93

    c. The Collateral Investor Default Amount

       1. Investor Default Amount............................       $273,300.67

       2. Recoveries.........................................        $28,360.26

       3. Net Default Receivables............................       $244,940.41

    5. Investor Charge-offs.
       ---------------------

    a. The amount of the Class A Investor
       Charge-Offs per $1,000 interest after
       reimbursement of any such  Class A
       Investor Charge-Offs for the Due Period
       with respect to the current Distribution
       Date..................................................             $0.00

    b. The amount attributable to Class A
       Investor Charge-Offs, if any, by which
       the principal balance of the
       Class A Certificates exceeds the
       Class A Invested Amount as of the end
       of the day on the Record Date with
       respect to the current Distribution Date..............             $0.00

    c. The amount of the Collateral Charge-
       Offs, if any, for the Due Period with
       respect to the current Distribution
       Date..................................................             $0.00

    6. Monthly Servicing Fee.
       ----------------------

    a. The amount of the Monthly Servicing Fee
       payable by the Trust to the Servicer
       with respect to the current Distribution
       Date..................................................       $285,714.29


                                   60 of 86

    b. The amount of the Interchange Monthly
       Servicing Fee payable to the Servicer
       with respect to the current Distribution
       Date..................................................       $476,190.48

    7. Available Cash Collateral Amount.
       ---------------------------------

    a. The amount, if any, withdrawn
       from the Cash Collateral Account
       for the current Distribution Date
       (the "Withdrawal Amount").............................             $0.00

    b. The amount available to be withdrawn from
       the Cash Collateral Account as of the
       end of the day on the current Distribution
       Date, after giving effect to all with-
       drawals, deposits and payments to be
       made on such Distribution Date (the
       "Available Cash Collateral Amount"
       for the next Distribution Date).......................     $4,571,429.00

    c. The amount as computed in 7.b as a
       percentage of the Class A Invested
       Amount after giving effect to all re-
       ductions thereof on the current Dist-
       ribution Date.........................................            1.143%

    8. Collateral Invested Amount.
       ---------------------------

    a. The Collateral Invested Amount for the
       current Distribution Date.............................    $57,142,858.00

    b. The Collateral Invested Amount after
       giving effect to all withdrawals, deposits, and
       payments on the current Distribution
       Date..................................................    $57,142,858.00

    9. Total Enhancement.
       ------------------

    a. The total Enhancement for the current
       Distribution Date.....................................    $61,714,287.00

    b. The total Enhancement after giving ef-
       fect to all withdrawals, deposits and
       payments on the current Distribution
       Date..................................................    $61,714,287.00


                                   61 of 86

C.  The Pool Factor.
    ----------------

        The Pool Factor (which represents the ratio
        of the Class A Invested Amount on the last day
        of the month ending on the Record Date
        adjusted for Class A Investor Charge-Offs set
        forth in B.5.a. above and for the distributions
        of principal set forth in A.2 above to the
        Class A Initial Invested Amount).  The amount
        of a Class A Certificateholder's pro rata share
        of the Class A Invested Amount can be determined
        by multiplying the original denomination of the
        holder's Class A Certificate by the Pool
        Factor...............................................     100.00000000%

D.  Deficit Controlled Amortization Amount.
    ---------------------------------------

    1. The Deficit Controlled Amortization Amount
       for the preceding Due Period..........................             $0.00


                             FCC National Bank,
                             Servicer



                             By /s/ James A. Harwood
                                --------------------------------
                             Title:      Vice President


                                   62 of 86

                                                                   EXHIBIT 28-L

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


      -------------------------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1996 - S
                                January 7, 1999

      -------------------------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996 - S Supplement dated as of November 01, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the January 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount).
    ----------------------------------------------------------

    1.  The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest.....................            $4.874

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Class A Certificates,
        per $1,000 interest..................................            $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000 Interest........            $4.874



                                    63 of 86

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Collections of Receivables.
        ---------------------------

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.............    $614,960,508.99

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1996 - S Certificates...................      $14,758,306.57

    c.  The aggregate amount of Collections of
        Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates..............     $12,913,518.26

    d.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest...................            $18.448

    e.  The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date...................................      $7,498,367.71

    f.  The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution Date
        allocated in respect of the
        Class A Certificates................................              $0.00

    g.  The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1996 - S Certificates,
        if any..............................................              $0.00

    h.  The amount of Excess Principal Collections allocated
        in respect of the Series 1996 - S Certificates,
        if any..............................................              $0.00

    2.  Receivables in Trust.
        ---------------------

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series)............ $15,301,857,932.79


                                    64 of 86

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1996 - S
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date....................................   $800,000,000.00

    c.  The amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Invested Amount")
        for the Due Period with respect to the
        current Distribution Date............................   $700,000,000.00

    d.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1996 - S Certificates for the Due
        Period with respect to the current
        Distribution Date....................................            5.228%

    e.  The Invested Percentage with respect to
        Principal Receivables for the Series 1996 - S
        Certificates for the Due Period with respect
        to the current Distribution Date.....................            5.228%

    f.  The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date....................................            87.50%

    g.  The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date....................................            87.50%

    h.  The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date....................................            12.50%

    i.  The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date....................................            12.50%

    3.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date.................................................   $799,593,414.47


                                    65 of 86

    4.  Investor Default Amount.
        ------------------------

    a.  The aggregate amount of all Defaulted
        Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1996 - S
        Certificates (the "Investor Default Amount")

        1.  Investor Default Amount..........................     $3,826,209.52

        2.  Recoveries.......................................       $397,043.67

        3.  Net Default Receivables..........................     $3,429,165.85

    b.  The Class A Investor Default Amount

        1.  Investor Default Amount..........................     $3,347,933.33

        2.  Recoveries.......................................       $347,413.21

        3.  Net Default Receivables..........................     $3,000,520.12

    c.  The Collateral Investor Default Amount

        1.  Investor Default Amount..........................       $478,276.19

        2.  Recoveries.......................................        $49,630.46

        3.  Net Default Receivables..........................       $428,645.73

    5.  Investor Charge-offs.
        ---------------------

    a.  The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution
        Date.................................................             $0.00

    b.  The amount attributable to Class A
        Investor Charge-Offs, if any, by which
        the principal balance of the
        Class A Certificates exceeds the
        Class A Invested Amount as of the end
        of the day on the Record Date with
        respect to the current Distribution Date.............             $0.00

    c.  The amount of the Collateral Charge-
        Offs, if any, for the Due Period with
        respect to the current Distribution
        Date.................................................             $0.00

    6.  Monthly Servicing Fee.
        ----------------------

    a.  The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date.................................................       $500,000.00


                                    66 of 86

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date.................................................       $833,333.34

    7.  Available Cash Collateral Amount.
        ---------------------------------

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount")............................             $0.00

    b.  The amount available to be withdrawn from
        the Cash Collateral Account as of the
        end of the day on the current Distribution
        Date, after giving effect to all with-
        drawals, deposits and payments to be
        made on such Distribution Date (the
        "Available Cash Collateral Amount"
        for the next Distribution Date)......................     $8,000,000.00

    c.  The amount as computed in 7.b as a
        percentage of the Class A Invested
        Amount after giving effect to all
        reductions thereof on the current
        Distribution Date....................................            1.143%

    8.  Collateral Invested Amount.
        ---------------------------

    a.  The Collateral Invested Amount for the
        current Distribution Date............................   $100,000,000.00


    b.  The Collateral Invested Amount after
        giving effect to all withdrawals, deposits, and
        payments on the current Distribution
        Date.................................................   $100,000,000.00

    9.  Total Enhancement.
        ------------------

    a.  The total Enhancement for the current
        Distribution Date....................................   $108,000,000.00

    b. The total Enhancement after giving
       effect to all withdrawals, deposits and
       payments on the current Distribution
       Date..................................................   $108,000,000.00


                                    67 of 86

    C.  The Pool Factor.
        ----------------

        The Pool Factor (which represents the ratio
        of the Class A Invested Amount on the last day
        of the month ending on the Record Date
        adjusted for Class A Investor Charge-Offs set
        forth in B.5.a. above and for the distributions
        of principal set forth in A.2 above to the
        Class A Initial Invested Amount).  The amount
        of a Class A Certificateholder's pro rata share
        of the Class A Invested Amount can be determined
        by multiplying the original denomination of the
        Factor...............................................     100.00000000%

    D.  Deficit Controlled Amortization Amount.
        ---------------------------------------

        1.  The Deficit Controlled Amortization Amount
            for the preceding Due Period.....................             $0.00


                             FCC National Bank,
                             Servicer



                             By        /s/ James A. Harwood
                                   -----------------------------
                             Title:         Vice President


                                    68 of 86

                                                                    EXHIBIT 28-M


                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


--------------------------------------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1997 - T
                                January 7, 1999

--------------------------------------------------------------------------------

          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1997 - T Supplement dated as of October 01, 1997 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the January 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount).
    ----------------------------------------------------------

    1.  The total amount of the distribution to Class A
        Certificateholders on the Payment Date per
        $1,000 interest......................................            $4.827

    2.  The amount of the distribution set forth in
        paragraph 1 above in respect of principal on
        the Class A Certificates, per $1,000 interest........            $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on the
        Class A Certificates, per $1,000 interest............            $4.827

                                   69 of 86

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Collections of Receivables.
        ---------------------------

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series..............   $614,960,508.99

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1997 - T Certificates.....................    $12,649,977.09

    c.  The aggregate amount of Collections of
        Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates...............    $11,068,729.95

    d.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest...................            $18.448

    e.  The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date....................................     $6,455,589.01

    f.  The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution
        Date allocated in respect of the
        Class A Certificates.................................             $0.00

    g.  The amount of Excess Finance Charge Collections
        allocated in respect of the Series 1997 - T
        Certificates, if any.................................             $0.00

    h.  The amount of Excess Principal Collections
        allocated in respect of the Series 1997 - T
        Certificates, if any.................................             $0.00

    2.  Receivables in Trust.
        ---------------------

    a.  Aggregate Principal Receivables for the Due
        Period with respect to the current Distribution
        Date (which reflects the Principal Receivables
        represented by the Exchangeable Seller's
        Certificate and by the Investor Certificates
        of all Series).......................................$15,301,857,932.79

                                   70 of 86

    b.  The  amount of Principal Receivables in
        the Trust represented by the Series 1997 - T
        Certificates (the "Adjusted Invested Amount") for
        the Due Period with respect to the current
        Distribution Date....................................   $685,714,286.00

    c.  The  amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Adjusted Invested
        Amount") for the Due Period with respect to the
        current Distribution Date............................   $600,000,000.00

    d.  The Invested Amount for the Due Period with
        respect to the current Distribution Date.............   $685,714,286.00

    e.  The Class A Invested Amount for the Due Period
        with respect to the current Distribution Date........   $600,000,000.00

    f.  The Invested Percentage with respect to Finance
        Charge Receivables (including Interchange) and
        Defaulted Receivables for the Series 1997 - T
        Certificates for the Due Period with respect to
        the current Distribution Date........................            4.481%

    g.  The Invested Percentage with respect to
        Principal Receivables for the Series 1997 - T
        Certificates for the Due Period with respect
        to the current Distribution Date.....................            4.481%

    h.  The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date....................................            87.50%

    i.  The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date....................................            87.50%

    j.  The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date....................................            12.50%

    k.  The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date....................................            12.50%

    3.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding balances in
        the Accounts which were 30 or more days delinquent
        as of the end of the Due Period for the current
        Distribution Date....................................   $799,593,414.47

                                   71 of 86

    4.  Investor Default Amount.
        ------------------------

    a. The aggregate amount of all Defaulted Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1997 - T Certificates
        (the "Investor Default Amount").

        1.  Investor Default Amount..........................     $3,279,608.17

        2.  Recoveries.......................................       $340,323.14

        3.  Net Default Receivables..........................     $2,939,285.03

    b.  The Class A Investor Default Amount

        1.  Investor Default Amount..........................     $2,869,657.15

        2.  Recoveries.......................................       $297,782.75

        3.  Net Default Receivables..........................     $2,571,874.40

    c.  The Collateral Investor Default Amount

        1.  Investor Default Amount..........................       $409,951.02

        2.  Recoveries.......................................        $42,540.39

        3.  Net Default Receivables..........................       $367,410.63

    5.  Investor Charge-offs.
        ---------------------

    a.  The amount of the Class A Investor Charge-Offs
        per $1,000 interest after reimbursement of any
        such Class A Investor Charge-Offs for the Due
        Period with respect to the current Distribution
        Date.................................................             $0.00

    b.  The amount attributable to Class A Investor
        Charge-Offs, if any, by which the principal balance
        of the Class A Certificates exceeds the Class A
        Adjusted Invested Amount as of the end of the day
        on the Record Date with respect to the current
        Distribution Date....................................             $0.00

    c.  The amount of the Collateral Charge-Offs, if any,
        for the Due Period with respect to the current
        Distribution Date....................................             $0.00

    6.  Monthly Servicing Fee.
        ----------------------

    a.  The amount of the Monthly Servicing Fee payable
        by the Trust to the Servicer with respect to the
        current Distribution Date............................       $428,571.43

                                   72 of 86

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date.................................................       $714,285.71

    7.  Available Cash Collateral Amount.
        ---------------------------------

    a.  The amount, if any, withdrawn from the Cash
        Collateral Account for the current Distribution
        Date (the "Withdrawal Amount").......................             $0.00

    b.  The amount available to be withdrawn from the Cash
        Collateral Account as of the end of the day on the
        current Distribution Date, after giving effect to
        all withdrawals, deposits and payments to be made
        on such Distribution Date (the "Available Cash
        Collateral Amount" for the next Distribution Date)...     $6,857,143.00

    c.  The amount as computed in 7.b as a percentage
        of the Class A Adjusted Invested Amount after
        giving effect to all reductions thereof on the
        current Distribution Date............................            1.143%

    8.  Collateral Invested Amount.
        ---------------------------

    a.  The Collateral Invested Amount for the
        current Distribution Date............................    $85,714,286.00

    b.  The Collateral Invested Amount after giving
        effect to all withdrawals, deposits, and
        payments on the current Distribution Date............    $85,714,286.00

    9.  Total Enhancement.
        ------------------

    a.  The total Enhancement for the current
        Distribution Date....................................    $92,571,429.00

    b.  The total Enhancement after giving effect to
        all withdrawals, deposits and payments on the
        current Distribution Date............................    $92,571,429.00

                                   73 of 86

C.  The Pool Factor.
    ----------------

        The Pool Factor (which represents the ratio of the
        Class A Adjusted Invested Amount on the last day of
        the month ending on the Record Date adjusted for
        Class A Investor Charge-Offs set forth in B.5.a.
        above and for the distributions of principal set
        forth in A.2 above to the Class A Initial Invested
        Amount). The amount of a Class A Certificateholder's
        pro rata share of the Class A Invested Amount can be
        determined by multiplying the original denomination
        of the holder's Class A Certificate by the Pool
        Factor...............................................     100.00000000%

D.  Principal Funding Account.
    --------------------------

    1.  The Principal Funding Investment Proceeds
        deposited in the Collection Account for the
        current Distribution Date to be treated as
        Class A Available Funds..............................             $0.00

    2.  The Excess Principal Funding Investment
        Proceeds for the current Distribution Date...........             $0.00

    3.  The Principal Funding Account Balance as of
        the end of day on the current Distribution
        Date.................................................             $0.00

    4.  The Deficit Controlled Accumulation Amount
        for the preceding Due Period.........................             $0.00

E.  Reserve Account.
    ----------------

    1.  The Reserve Draw Amount for the current
        Distribution Date....................................             $0.00

    2.  The amount on deposit in the Reserve Account as
        of the end of the day on the current Distribution
        Date (the "Available Reserve Account Amount" for
        the next Distribution Date)..........................             $0.00


                                       FCC National Bank,
                                       Servicer


                                       By /s/ James A. Harwood
                                          ----------------------------
                                       Title: Vice President

                                   74 of 86

                                                                    EXHIBIT 28-N


                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


--------------------------------------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1997 - U
                                January 7, 1999

--------------------------------------------------------------------------------

          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1997 - U Supplement dated as of October 01, 1997 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the January 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount).
    ----------------------------------------------------------

    1.  The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest.....................            $4.866

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Class A Certificates,
        per $1,000 interest..................................            $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000 interest........            $4.866

                                   75 of 86

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Collections of Receivables.
        ---------------------------

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series..............   $614,960,508.99

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1997 - U Certificates.....................     $8,433,318.04

    c.  The aggregate amount of Collections of
        Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates...............     $7,379,153.28

    d.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest....................           $18.448

    e.  The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date....................................     $4,288,225.99

    f.  The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution
        Date allocated in respect of the
        Class A Certificates.................................             $0.00

    g.  The amount of Excess Finance Charge
        Collections allocated in respect of the Series
        1997 - U Certificates, if any........................             $0.00

    h.  The amount of Excess Principal Collections allocated
        in respect of the Series 1997 - U Certificates, if
        any..................................................             $0.00

    2.  Receivables in Trust.
        ---------------------

        a.  Aggregate Principal Receivables for the
            Due Period with respect to the current
            Distribution Date (which reflects the
            Principal Receivables represented by the
            Exchangeable Seller's Certificate and by
            the Investor Certificates of all Series).........$15,301,857,932.79

                                   76 of 86

    b.  The  amount of Principal Receivables in
        the Trust represented by the Series 1997 - U
        Certificates (the "Adjusted Invested Amount") for
        the Due Period with respect to the current
        Distribution Date....................................   $457,142,858.00

    c.  The  amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Adjusted Invested
        Amount") for the Due Period with respect to the
        current Distribution Date............................   $400,000,000.00

    d.  The Invested Amount for the Due Period
        with respect to the current Distribution Date........   $457,142,858.00

    e.  The Class A Invested Amount for the Due
        Period with respect to the current
        Distribution Date....................................   $400,000,000.00

    f.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1997 - U  Certificates for the Due
        Period with respect to the current
        Distribution Date....................................            2.987%

    g.  The Invested Percentage with respect to
        Principal Receivables for the Series 1997 - U
        Certificates for the Due Period with respect
        to the current Distribution Date.....................            2.987%

    h.  The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date....................................            87.50%

    i.  The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date....................................            87.50%

    j.  The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date....................................            12.50%

    k.  The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date....................................            12.50%

    3.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date.................................................   $799,593,414.47

                                   77 of 86

    4.  Investor Default Amount.
        ------------------------

    a. The aggregate amount of all Defaulted Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1997 - U Certificates
        (the "Investor Default Amount").

        1.  Investor Default Amount..........................     $2,186,405.43

        2.  Recoveries.......................................       $226,882.09

        3.  Net Default Receivables..........................     $1,959,523.34

    b.  The Class A Investor Default Amount

        1.  Investor Default Amount..........................     $1,913,104.76

        2.  Recoveries.......................................       $198,521.83

        3.  Net Default Receivables..........................     $1,714,582.93

    c.  The Collateral Investor Default Amount

        1.  Investor Default Amount..........................       $273,300.67

        2.  Recoveries.......................................        $28,360.26

        3.  Net Default Receivables..........................       $244,940.41

    5.  Investor Charge-offs.
        ---------------------

    a.  The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution
        Date.................................................             $0.00

    b.  The amount attributable to Class A Investor
        Charge-Offs, if any, by which the principal balance
        of the Class A Certificates exceeds the
        Class A Adjusted Invested Amount as of the end
        of the day on the Record Date with respect to the
        current Distribution Date............................             $0.00

    c.  The amount of the Collateral Charge-
        Offs, if any, for the Due Period with
        respect to the current Distribution
        Date.................................................             $0.00

    6.  Monthly Servicing Fee.
        ----------------------

    a.  The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date.................................................       $285,714.29

                                   78 of 86

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date.................................................       $476,190.48

    7.  Available Cash Collateral Amount.
        ---------------------------------

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount")............................             $0.00

    b.  The amount available to be withdrawn from
        the Cash Collateral Account as of the
        end of the day on the current Distribution
        Date, after giving effect to all withdrawals,
        deposits and payments to be made on such
        Distribution Date (the "Available Cash
        Collateral Amount" for the next Distribution
        Date.................................................     $4,571,429.00

    c.  The amount as computed in 7.b as a
        percentage of the Class A Adjusted Invested
        Amount after giving effect to all reductions
        thereof on the current Distribution Date.............            1.143%

    8.  Collateral Invested Amount.
        ---------------------------

    a.  The Collateral Invested Amount for the
        current Distribution Date............................    $57,142,858.00

    b.  The Collateral Invested Amount after giving
        effect to all withdrawals, deposits, and
        payments on the current Distribution Date............    $57,142,858.00

    9.  Total Enhancement.
        ------------------

    a.  The total Enhancement for the current
        Distribution Date....................................    $61,714,287.00

    b.  The total Enhancement after giving effect to
        all withdrawals, deposits and payments on the
        current Distribution Date............................    $61,714,287.00

                                   79 of 86

C.  The Pool Factor.
    ----------------

        The Pool Factor (which represents the ratio of the
        Class A Adjusted Invested Amount on the last day
        of the month ending on the Record Date adjusted for
        Class A Investor Charge-Offs set forth in B.5.a.
        above and for the distributions of principal set
        forth in A.2 above to the Class A Initial Invested
        Amount). The amount of a Class A Certificateholder's
        pro rata share of the Class A Invested Amount can
        be determined by multiplying the original
        denomination of the holder's Class A Certificate
        by the Pool Factor...................................     100.00000000%

D.  Principal Funding Account.
    --------------------------

    1.  The Principal Funding Investment Proceeds
        deposited in the Collection Account for the
        current Distribution Date to be treated as
        Class A Available Funds..............................             $0.00

    2.  The Excess Principal Funding Investment
        Proceeds for the current Distribution Date...........             $0.00

    3.  The Principal Funding Account Balance as of
        the end of day on the current Distribution
        Date.................................................             $0.00

    4.  The Deficit Controlled Accumulation Amount
        for the preceding Due Period.........................             $0.00

E.  Reserve Account.
    ----------------

    1.  The Reserve Draw Amount for the current
        Distribution Date....................................             $0.00

    2.  The amount on deposit in the Reserve Account
        as of the end of the day on the current
        Distribution Date (the "Available Reserve
        Account Amount" for the next Distribution
        Date)................................................             $0.00


                                       FCC National Bank,
                                       Servicer


                                       By /s/ James A. Harwood
                                          ---------------------------
                                       Title: Vice President

                                   80 of 86

                                                                    EXHIBIT 28-O


                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


--------------------------------------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1998 - V
                                January 7, 1999

--------------------------------------------------------------------------------

          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1998 - V Supplement dated as of November 01, 1998 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the January 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount).
    ----------------------------------------------------------

    1.  The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest.....................            $5.008

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Class A Certificates,
        per $1,000 interest..................................            $0.000


    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates,
        per $1,000 interest..................................            $5.008

                                   81 of 86

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Collections of Receivables.
        ---------------------------

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.............    $614,960,508.99

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1998 - V Certificates.....................    $21,083,295.13

    c.  The aggregate amount of Collections of
        Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates...............    $18,447,883.23

    d.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest....................           $18.448

    e.  The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date....................................    $10,578,481.69

    f.  The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution
        Date allocated in respect of the
        Class A Certificates.................................             $0.00

    g.  The amount of Excess Finance Charge
        Collections allocated in respect of the Series
        1998 - V Certificates, if any........................             $0.00

    h.  The amount of Excess Principal Collections
        allocated in respect of
        the Series 1998 - V Certificates, if any.............             $0.00

    2.  Receivables in Trust.
        ---------------------

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series).............$15,301,857,932.79


                                    82 of 86

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1998 - V
        Certificates (the "Adjusted Invested Amount") for
        the Due Period with respect to the current
        Distribution Date.................................... $1,142,857,143.00

    c.  The amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Adjusted Invested Amount")
        for the Due Period with respect to the
        current Distribution Date............................ $1,000,000,000.00

    d.  The Invested Amount for the Due Period
        with respect to the current Dist-
        ribution Date........................................ $1,142,857,143.00

    e.  The Class A Invested Amount for the Due
        Period with respect to the current
        Distribution Date.................................... $1,000,000,000.00

    f.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1998 - V Certificates for the Due
        Period with respect to the current
        Distribution Date....................................            7,469%

    g.  The Invested Percentage with respect to
        Principal Receivables for the Series 1998 - V
        Certificates for the Due Period with respect
        to the current Distribution Date.....................            7.469%

    h.  The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date....................................            87.50%

    i.  The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date....................................            87.50%

    j.  The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date....................................            12.50%

    k.  The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date....................................            12.50%

    3.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date.................................................   $799,593,414.47



                                    83 of 86

    4.  Investor Default Amount.
        ------------------------

    a.  The aggregate amount of all Defaulted
        Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1998 - V
        Certificates (the "Investor Default Amount").

        1.  Investor Default Amount..........................     $5,466,013.61

        2.  Recoveries.......................................       $567,205.23

        3.  Net Default Receivables..........................     $4,898,808.38

    b.  The Class A Investor Default Amount

        1.  Investor Default Amount..........................     $4,782,761.90

        2.  Recoveries.......................................       $496,304.58

        3.  Net Default Receivables..........................     $4,286,457.32

    c.  The Collateral Investor Default Amount

        1.  Investor Default Amount..........................       $683,251.71

        2.  Recoveries.......................................        $70,900.65

        3.  Net Default Receivables..........................       $612,351.06

    5.  Investor Charge-offs.
        ---------------------

    a.  The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution
        Date.................................................             $0.00

    b.  The amount attributable to Class A Investor
        Charge-Offs, if any, by which the principal balance
        of the Class A Certificates exceeds the
        Class A Adjusted Invested Amount as of the end
        of the day on the Record Date with
        respect to the current Distribution
        Date.................................................             $0.00

    c.  The amount of the Collateral Charge-
        Offs, if any, for the Due Period with
        respect to the current Distribution
        Date.................................................             $0.00

    6.  Monthly Servicing Fee.
        ----------------------

    a.  The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date.................................................       $714,285.71


                                    84 of 86

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date.................................................     $1,190,476.19

    7.  Available Cash Collateral Amount.
        ---------------------------------

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount")............................             $0.00

    b.  The amount available to be withdrawn from
        the Cash Collateral Account as of the
        end of the day on the current Distribution
        Date, after giving effect to all with-
        drawals, deposits and payments to be
        made on such Distribution Date (the
        "Available Cash Collateral Amount"
        for the next Distribution Date)......................    $11,428,572.00

    c.  The amount as computed in 7.b as a
        percentage of the Class A Adjusted Invested
        Amount after giving effect to all re-
        ductions thereof on the current Dist-
        ribution Date........................................            1.143%

    8.  Collateral Invested Amount.
        ---------------------------

    a.  The Collateral Invested Amount for the
        current Distribution Date............................   $142,857,143.00

    b.  The Collateral Invested Amount after
        giving effect to all withdrawals,
        deposits, and payments on the current
        Distribution Date....................................   $142,857,143.00

    9. Total Enhancement.
       ------------------

    a.  The total Enhancement for the current
        Distribution Date....................................   $154,285,715.00

    b.  The total Enhancement after giving ef-
        fect to all withdrawals, deposits and
        payments on the current Distribution
        Date.................................................   $154,285,715.00


                                    85 of 86

    C.  The Pool Factor.
        ----------------

        The Pool Factor (which represents the ratio
        of the Class A Adjusted Invested Amount on the
        last day of the month ending on the Record Date
        adjusted for Class A Investor Charge-Offs set
        forth in B.5.a. above and for the distributions
        of principal set forth in A.2 above to the
        Class A Initial Invested Amount).  The amount
        of a Class A Certificateholder's pro rata share
        of the Class A Invested Amount can be determined
        by multiplying the original denomination of the
        holder's Class A Certificate by the Pool
        Factor...............................................     100.00000000%

    D.  Principal Funding Account.
        --------------------------

        1.  The Principal Funding Investment Proceeds
            deposited in the Collection Account for the
            current Distribution Date to be treated as
            Class A Available Funds..........................             $0.00

        2.  The Excess Principal Funding Investment
            Proceeds for the current Distribution Date.......             $0.00

        3.  The Principal Funding Account Balance as of
            the end of day on the current Distribution
            Date.............................................             $0.00

        4.  The Deficit Controlled Accumulation Amount
            for the preceding Due Period.....................             $0.00

    E.  Reserve Account.
        ----------------

        1.  The Reserve Draw Amount for the current
            Distribution Date................................             $0.00

        2.  The amount on deposit in the Reserve Account
            as of the end of the day on the current
            Distribution Date (the "Available Reserve
            Account Amount" for the next Distribution Date.)              $0.00


                             FCC National Bank,
                             Servicer


                             By     /s/ James A. Harwood
                                    -------------------------
                             Title:      Vice President


                                    86 of 86